U.S. Small Business Administration

U.S. Small Business Administration

[Logo U.S. Small Business Administration]

                                  UNCONDITIONAL
                                    GUARANTEE
                                    ---------
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SBA Loan #      5348844004

SBA Loan Name   Sparks Exhibits & Environments Corp.

Guarantor       Marlton Technologies, Inc.

Borrower        Sparks Exhibits & Environments Corp.,
                by assumption from Showtime Enterprises, Inc.

Lender          U.S. Small Business Administration

Date            March 15, 2005

Note Amount     $861,900.00 Original, $579,141.32 as of March 15, 2005,
                plus accrued interest through March 15, 2005 of $2,792.50
                (plus per diem interest thereafter of $63.47/day
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1.    GUARANTEE:

      Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2.    NOTE:

      The "Note" is the promissory note dated April 23, 2002 in the original principal amount of Eight Hundred Sixty One Thousand Nine Hundred and no/100 Dollars, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.

3.    DEFINITIONS:

      "Loan" means the loan evidenced by the Note.
      "Loan Documents" means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor.
      "SBA" means the Small Business Administration, an Agency of the United States of America.

SBA Form 148 (10/98) Previous editions obsolete.                        Page 1/5

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4.    LENDER'S GENERAL POWERS:

      Lender may take any of the following actions at any time, without notice, without Guarantor's consent, and without making demand upon Guarantor:

      A. Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

      B.    Refrain from taking any action on the Note, or any guarantee;

      C.    Release any Borrower or any guarantor of the Note;

      D.    Compromise or settle with the Borrower or any guarantor of the Note;

      E. Exercise any rights it has, including those in the Note and other Loan Documents. These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.    FEDERAL LAW:

      When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.

6.    RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:

      To the extent permitted by law,

      A.    Guarantor waives all rights to:
            1)    Require presentment, protest, or demand upon Borrower;

      B.    Guarantor waives any notice of:
            1)    Any default under the Note;
            2)    Presentment, dishonor, protest, or demand;
            3)    Execution of the Note;
            4) Any action or inaction on the Note, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;
            5) Any change in the financial condition or business operations of Borrower or any guarantor;
            6) Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note;

      C.    Guarantor waives defenses based upon any claim that:
            1)    Lender failed to obtain any guarantee;

 SBA Form 148 (10/98) Previous editions obsolete.                       Page 2/5

            2)    Lender did not make or perfect a claim upon the death or
                  disability of Borrower or any guarantor of the Note;
            3)    The financial condition of Borrower or any guarantor was
                  overstated or has adversely changed;
            4) Lender made errors or omissions in Loan Documents or administration of the Loan;
            5) Lender did not seek payment from the Borrower, any other guarantors, before demanding payment from Guarantor:
            6)    Lender impaired Guarantor's suretyship rights;
            7) Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor's consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;
            8)    Borrower has avoided liability on the Note; or
            9) Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.    SUCCESSORS AND ASSIGNS:

      Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

8.    GENERAL PROVISIONS:

      A. ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney's fees and costs.

      B. SB A NOT A CO-GUARANTOR. Guarantor's liability will continue even if SB A pays Lender. SB A is not a co-guarantor with Guarantor. Guarantor has no right of contribution from SBA.

      C. SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note until the Note is paid in full.

      D. JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.

      E. DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan.

      F. FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

      G. LENDER'S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them

      H. ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

      I. SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

      J. CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.   STATE-SPECIFIC PROVISIONS:

11.   GUARANTOR ACKNOWLEDGMENT OF TERMS.

      Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.   GUARANTOR NAME(S) AND SIGNATURE(S):

      By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

      Marlton Technologies

      By:/s/ Scott Tarte
         ---------------------------
         Scott Tarte, Vice Chairman


      Attest:/s/ Alan Goldberg
             ------------------------
             Alan Goldberg, Secretary